Exhibit 10.2

GUARDION HEALTH SCIENCES, LLC

RESTRICTED UNIT PURCHASE AGREEMENT

THIS RESTRICTED UNIT PURCHASE AGREEMENT (this “Agreement”) is entered into as of ______________, 2013 (the “Effective Date”), by and between Guardion Health Sciences, LLC, a California limited liability company (the “Company”), and _____________________________________ (“Investor”).

RECITALS

WHEREAS, Investor wishes to purchase, and Company wishes to sell and issue, Units (as defined below) to Investor as provided for in this Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

1.          Restricted Units Purchase.

(a)          Contemporaneously with the execution of this Agreement and Investor’s delivery of the Purchase Price (as defined below), the Company will issue and sell to Investor ______________ Units of the Company (the “Units”) for an aggregate consideration of $_____________ (the “Purchase Price”). Payment for the Units in the amount of the Purchase Price shall be made to the Company promptly following execution of this Agreement by the delivery of cash or a check made out to the Company in immediately available funds.

(b)          All Units issued hereunder shall be deemed issued to Investor as fully paid and nonassessable, and Investor shall have all rights of a holder of Units with respect thereto pursuant to the terms of the Company’s Operating Agreement, as such agreement may be amended from time to time (the “Operating Agreement”). The term “Units,” in addition to the Units purchased pursuant to this Agreement, also refers to all securities received in replacement of the Units, as a Units dividend or as a result of any Units split, recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Investor is entitled by reason of Investor’s ownership of the Units.

2.          Restrictions. Investor acknowledges and agrees that the Units are subject to a right of first refusal (“Right of First Refusal”) and other rights as set forth in the Operating Agreement, which Right of First Refusal is incorporated herein by reference irrespective of whether the Operating Agreement is amended at some future date to remove the Right of First Refusal therefrom, and that, except in compliance with such Right of First Refusal, neither Investor nor any person receiving the Units (or any portion thereof) by operation of law or other involuntary transfer shall sell, hypothecate, encumber or otherwise transfer any Units or any right or interest therein.

3.          Reserved.

4.          Investment Representations.

(a)          This Agreement is made in reliance upon the Investor’s representation to the Company, which by its acceptance hereof the Investor hereby confirms, that the Units to be received by him or her will be acquired for investment for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that he or she has no present intention of selling, granting participation in, or otherwise distributing the same, but subject nevertheless to any requirement of law that the disposition of his or her property shall at all times be within his or her control.

(b)          The Investor understands that the Units are not registered under the Securities Act of 1933, as amended (the “1933 Act”), on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated on the Investor’s representations set forth herein. The Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Investor does not have any such intention.

(c)          The Investor understands that the Units may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Units or an available exemption from registration under the 1933 Act, the Units must be held indefinitely. In particular, the Investor is aware that the Units may not be sold pursuant to Rule 144 or Rule 701 promulgated under the 1933 Act unless all of the conditions of the applicable Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. The Investor represents that, in the absence of an effective registration statement covering the Units, it will sell, transfer, or otherwise dispose of the Units only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of Section 4(e) hereof.

(d)           Investor represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the sale of the Units and the business, properties, prospects and financial condition of the Company. Investor acknowledges that it is able to fend for itself, can bear the economic risk of this investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Units. Investor acknowledges that any investment in the Units involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Units for an indefinite period of time and to suffer a complete loss of this investment.

(e)          The Investor agrees that in no event will it make a transfer or disposition of any of the Units (other than pursuant to an effective registration statement under the 1933 Act), unless and until (i) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of the Investor or transferee, the Investor shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the 1933 Act or (B) a “no action” letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto. The Company will not require such a legal opinion or “no action” letter in any transaction in compliance with Rule 144.

(f)          The Investor represents and warrants to the Company that he or she is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect and, for the purpose of Section 25102(f) of the California Corporations Code, he or she is excluded from the count of “purchasers” pursuant to Rule 260.102.13 thereunder.

5.          Legends; Stop Transfer.

(a)          All certificates for Units shall bear substantially the following legends:

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT CERTAIN RESTRICTED UNIT PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE NAMED UNIT HOLDER. THE UNITS REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b)          The certificates for Units shall also bear the following legend required by the Operating Agreement and any other legends required by applicable state corporate or securities laws:

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION AS PROVIDED IN THE OPERATING AGREEMENT OF THE COMPANY.

(c)          In addition, the Company shall make a notation regarding the restrictions on transfer of the Units in its books, and Units shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act covering such Units or pursuant to and in compliance with the provisions of Section 4(e) hereof.

6.          Reserved.

7.          California Law. This agreement is to be construed in accordance with and governed by the internal laws of the State of California as permitted by Section 1646.5 of the California Civil Code (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties.

8.          Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Managers at the office of the Company at 15150 Avenue of Science, Suite 200, San Diego, CA 92128 (or such other address as may be indicated from time to time on the Company’s website as the Company’s main address or as otherwise provided to Investor), and any notice to be given to Investor shall be addressed to him at the address given by Investor beneath his signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

9.          Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, “Investor” as used in this Agreement shall include Investor’s executor, administrator or other legal representative or the person or persons to whom Investor’s rights pass by will or the applicable laws of descent and distribution.

10.         California Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Unit Purchase Agreement as of the Effective Date.

COMPANY:

Guardion Health Sciences, LLC

By:
Michael Favish, Manager

INVESTOR:

Name of Investor

Signature

Name and Title of Party Signing on Behalf of an Entity Investor

Address:

BY MY SIGNATURE ABOVE, I REPRESENT THAT I HAVE READ AND UNDERSTAND THE TERMS OF THE COMPANY’S OPERATING AGREEMENT AND I AGREE TO BE BOUND BY EACH AND EVERY TERM AND CONDITION OF THE OPERATING AGREEMENT AS A MEMBER OF THE COMPANY UPON THE mutual EXECUTION OF THIS AGREEMENT.